Filed pursuant to Rule 497(e)

Registration Nos. 333-221764; 811-23312

IMPACT SHARES TRUST I

Impact Shares NAACP Minority Empowerment ETF

Ticker: NACP – NYSE ARCA

Impact Shares YWCA Women’s Empowerment ETF

Ticker: WOMN – NYSE ARCA

Impact Shares Affordable Housing MBS ETF

Ticker: OWNS – NYSE ARCA

June [ ], 2023

Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated

October 25, 2022, as supplemented

This Supplement provides new and additional information regarding the Funds. This Supplement should be read in conjunction with the above referenced documents.

Impact Shares Corp. (“ISC”) is currently the investment adviser to each of the Funds. ISC desires to fully focus on portfolio construction, and to allow it to do so, has recommended engaging a new investment adviser, namely, Toroso Investments, LLC (“Toroso”).

On June 12, 2023, the Board of Trustees of Impact Shares Trust I (the “Board”) approved, subject to shareholder approval, the appointment of Toroso as the investment adviser to each of the Impact Shares NAACP Minority Empowerment ETF and the Impact Shares YWCA Women’s Empowerment ETF pursuant to a new investment advisory agreement (the “Toroso Advisory Agreement”). The Board has also approved, subject to shareholder approval, an amendment to ISC’s existing advisory agreement (the “ISC Advisory Amendment”).

In contrast, the Impact Shares Affordable Housing MBS ETF (the “Affordable Housing Fund”) will continue to be managed by ISC. However, it is anticipated that shareholders of the Affordable Housing Fund will be asked to reorganize that Fund into a new series of another trust.

Shareholders will receive a proxy statement discussing the Board’s decision to approve the Toroso Advisory Agreement and the ISC Advisory Amendment, and the Board’s recommendation that shareholders of each of the Impact Shares NAACP Minority Empowerment ETF and the Impact Shares YWCA Women’s Empowerment ETF vote to approve the Toroso Advisory Agreement and the ISC Advisory Amendment at a special meeting of Fund shareholders that will occur on or about August 1, 2023. If approved by shareholders, the Toroso Advisory Agreement and the ISC Advisory Amendment will become effective on or about August 1, 2023.

In addition, via the same proxy statement, shareholders will be asked to vote on four new Board members.

If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 1-844-448-3383 (844-GIVE-ETF) or by sending an email request to iinfo@impactetfs.org.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.